UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):                      November 20, 2009
Kirkland’s, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	000-49885	621287151

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

431 Smith Lane, Jackson, Tennessee	38301

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	731-988-3600

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note
This Amendment No. 1 to Form 8-K is being filed solely for the purpose of re-filing Exhibit 99.1, our earnings release for our third fiscal quarter of fiscal year 2009. The earnings release filed as exhibit 99.1 to our initial Form 8-K filing on November 24, 2009 was missing financial information, which is correctly provided in the earnings release filed as Exhibit 99.1 with this Amendment.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
     99.1 Press Release dated November 20, 2009 announcing the Company’s third fiscal quarter financial results
* 99.2 Transcript of November 20, 2009 conference call conducted by the Company

*	Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland’s, Inc.
December 2, 2009	By:	/s/ W. Michael Madden
		Name:	W. Michael Madden
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 20, 2009 announcing the Company’s third fiscal quarter financial results